EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

As adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

              In connection with the Quarterly Report on Form 10-Q of Meritage Homes Corporation (the “Company”) for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MERITAGE HOMES CORPORATION,
a Maryland Corporation

By:	/s/ John R. Landon
John R. Landon
Co-Chairman and Co-Chief Executive Officer

Date: November 9, 2005

By:	/s/ Steven J. Hilton
Steven J. Hilton
Co-Chairman and Co-Chief Executive Officer

Date: November 9, 2005

By:	/s/ Larry W. Seay
Larry W. Seay
Chief Financial Officer

Date: November 9, 2005